EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
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                             18 U.S.C. SECTION 1350,
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                             AS ADOPTED PURSUANT TO
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                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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        In connection with the Quarterly Report of New World Brands, Inc. (the
"Company") on Form 10-QSB for the three months ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Allen Salzman, Chief Executive Officer of the Company, certify, pursuant to
18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of
2002, that:

         (1)      The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the
Company.

                                                     /s/ Allen Salzman
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                                                         Allen Salzman
                                                         Chief Executive Officer
                                                         October 14, 2002